UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 20, 2021

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-3525	13-4922640
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1 Riverside Plaza,	Columbus,	OH	43215
(Address of Principal Executive Offices)			(Zip Code)

(Registrant's Telephone Number, Including Area Code)	(614)	716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $6.50 par value	AEP	The NASDAQ Stock Market LLC
6.125% Corporate Units	AEPPL	The NASDAQ Stock Market LLC
6.125% Corporate Units	AEPPZ	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Item 5.07    Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders (the “Annual Meeting”) on April 20, 2021 in New Albany, Ohio. At the Annual Meeting, the shareholders approved three proposals.  The proposals are described in detail in the Proxy Statement.

Proposal 1

The Company’s shareholders elected thirteen individuals to the Board of Directors (the “Board”) as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Nicholas K. Akins	353,682,870	15,466,201	2,576,138	61,449,596
David J. Anderson	366,948,375	3,765,040	1,011,794	61,449,596
J. Barnie Beasley, Jr.	368,622,908	2,033,282	1,069,019	61,449,596
Art A. Garcia	367,823,669	2,876,154	1,025,386	61,449,596
Linda A. Goodspeed	364,320,805	6,460,078	944,326	61,449,596
Thomas E. Hoaglin	359,228,111	11,481,146	1,015,952	61,449,596
Sandra Beach Lin	367,873,799	2,903,168	948,242	61,449,596
Margaret M. McCarthy	366,824,820	3,946,518	953,871	61,449,596
Stephen S. Rasmussen	368,274,433	2,429,096	1,021,680	61,449,596
Oliver G. Richard, III	368,620,770	2,081,652	1,022,787	61,449,596
Daryl Roberts	368,959,859	1,693,648	1,071,702	61,449,596
Sara Martinez Tucker	364,239,929	6,533,630	951,650	61,449,596

Proposal 2

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year as set forth below:

Votes For	Votes Against	Abstentions
431,080,479	1,235,653	858,673

Proposal 3

The Company’s shareholders approved the advisory vote on executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
356,115,820	13,021,075	2,588,314	61,449,596

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ David C. House
Name:	David C. House
Title:	Assistant Secretary

April 21, 2021